VERSUM MATERIALS Air Products Electronic Materials Division Spin-off Form 10 Highlights July 2016 Exhibit 99.2

Forward-looking statements This presentation and materials Air Products and Versum have filed or will file with the SEC contain, or will contain, certain statements regarding business strategies, market potential, future financial performance, future action, results and other matters which are “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. Additionally, forward-looking statements include, but are not limited to: statements about business strategies and outlook for Versum, expectations as to Versum’s future sales, estimates regarding Versum’s capital requirements and needs for additional financing, estimates of Versum’s expenses, future revenues and profitability, and estimates of the size of the market for Versum’s products, and estimates of the success of other competing technologies that may become available. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors not anticipated by management, including, without limitation, weakening of global or regional economic conditions; future financial and operating performance of major customers; unanticipated contract terminations or customer cancellations of sales; the impact of competitive products and pricing; unexpected changes in raw material supply and markets; Versum’s failure to successfully develop and market new products and optimally manage product life cycles; Versum’s inability to protect and enforce its intellectual property rights; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates, including, with respect to the separation of Versum from Air Products, general economic and business conditions, delays in or inability to obtain requisite regulatory approvals and changes in capital market conditions that may affect the separation and the execution thereof, including the timing of the separation; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disaster; increased competition; changes in relationships with our significant customers and suppliers; unanticipated business disruptions; Versum’s ability to predict, identify and interpret changes in consumer preferences and demand; uncertainty regarding the availability of financing to us in the future and the terms of such financing; disruptions in Versum’s information technology networks and systems; unexpected safety or manufacturing issues; costs and outcomes of litigation or regulatory investigations; the impact of management and organizational changes, the success of productivity and operational improvement programs; the timing, impact, and other uncertainties of future acquisitions or divestitures; significant fluctuations in interest rates and foreign currencies from that currently anticipated; the impact of changes in environmental, tax or other legislation and regulations in jurisdictions in which Versum and its affiliates operate; and relocation of our corporate headquarters and key activities and other risk factors described in “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the amended Form 10 registration statement referred to below. Air Products and Versum disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this document to reflect an change in assumptions, beliefs or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based, except as required by applicable law. Versum Materials LLC filed an amended Form 10 registration statement with the United States Securities and Exchange Commission on July 22, 2016. The Form 10 is not yet effective and, as is customary, will be updated to provide additional information regarding capital structure, pro forma unaudited results and other matters as they become available.

Air Products has announced: Our current intention to separate our Electronic Materials Division (EMD) through a tax-free spin-off to our shareholders as Versum Materials Separation of EMD from the rest of Air Products is on track and expected by end of September 2016 Spin-off of shares of Versum Materials to our shareholders is subject to; Typical regulatory approvals Approval by Air Products’ Board, who will consider the debt and equity markets, among other factors Currently targeting October 2016 to begin Versum Materials trading as a public company

Maximizing shareholder value Air Products will be the safest and the most profitable industrial gas company in the world, providing excellent service to our customers Enhances Air Products’ ability to invest in and grow its core Industrial Gases business Ownership in Versum Materials Will be the materials partner of choice for the semiconductor industry, providing innovative products for next generation chips used in mobile devices, Internet of Things, and PCs Both Air Products and Versum Materials will be well-capitalized with financial flexibility to pursue respective growth strategies

VERSUM MATERIALS BEST IN CLASS ELECTRONIC MATERIALS COMPANY ü Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities ü ü ü ü Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure ü Solid growth High margins Low capital intensity Strong free cash flow

Form 10 Highlights

VERSUM MATERIALS A PORTFOLIO OF WORLD CLASS BUSINESSES Materials 74% of sales Solid growth High margins Low capital intensity Strong free cash flow Delivery Systems & Services 26% of sales Sales: $1,009 Adj Op Income:$244 Op Margin:24.1% Adj EBITDA: $302 EBITDA Margin: 29.9% FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation.

VERSUM MATERIALS DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS Focus Areas Key Products Segments Advanced Materials Materials Advanced Deposition Materials for Thin Films CMP Slurries and Post CMP Cleans Formulated Products for Surface Prep & Clean Delivery Systems & Services Process Materials Deposition Clean & Etch Doping Laser Equipment Turnkey Systems Services 74% 26% % based on FY15 sales Specialty Gases Delivery Chemicals Delivery CMP Slurry Delivery Systems Technical Support Installation Projects On site Materials Management Services

FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation. Materials Segment DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS Integrated provider of leading edge specialty materials, 80% to the semiconductor market Advanced Materials - 80% of portfolio is based on proprietary or patent-protect positions Process Materials - High-purity gases & chemicals for cleaning, etching, doping & film deposition 980 employees, 11 production and 6 R&D facilities serving more than 250 customers Sales:$743 Adj Op Income:$214 Margin:28.7% Adj EBITDA: $263 Margin:35.4% Sales by business unit and destination Solid growth High margins Low capital intensity Strong free cash flow

Delivery Systems & Services segment DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS Gas & Chemical Delivery Systems – sale of equipment critical to managing delivery of key materials into the semiconductor process Turnkey & Installation – of materials delivery systems On-Site Services (MEGASYS) On-going on-site inventory management of critical gases & chemicals More than 450 people servicing over 50 customer locations Sales:$266 Adj Op Income:$ 49 Margin:18.5% Adj EBITDA: $ 57 Margin:21.6% Sales by business unit and destination FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation. Solid growth High margins Low capital intensity Strong free cash flow

Three Financial Reports “Electronic Materials Division (EMD) Results” As previously communicated by Air Products for EMD within the Materials Technologies segment statements “Versum Audited Combined Financial Statements” Full Financial Statements as shown in the Form 10 Primary adjustments relative to EMD results include; GAAP restructuring and cost reduction charges Allocation of corporate expenses to the Corporate Segment of Versum Previously allocated depreciation now treated as a cash expense Modest other adjustments including inventory valuation Assessment of tax expense for the standalone business “Versum Unaudited Pro-forma Financial Statements” Select financial information as shown in the Form 10 Primary adjustments relative to Versum Combined include; Capitalization – New third party debt, financing costs and interest expense Business and Separation Agreements About $22 million of sales and $11 million of profit for products that will stay with APD Transition service agreements (TSA) for interim Versum support such as IT, tax, accounting, treasury and legal expenses – assumed to approximate Versum Combined allocations Pension obligations – reflects the transfer of net obligation for certain pension plans Assessment of pro-forma tax expense

EMD vs Versum Combined EMD = As previously communicated by Air Products for EMD within the Materials Technologies segment Versum = Versum Audited Combined Form 10 Financials includes; Allocation of about $18 million of corporate expenses (Corporate segment) Other adjustments (inventory, etc.) of about $4 million Previously allocated depreciation now treated as a cash expense ($7 million) FY15 EMD Versum Delta Sales $ 1,009 $ 1,009 $ 0 Adj Operating Income $ 266 $ 244 $ (22) Op Margin 26.3% 24.1% -220bp Adj EBITDA $ 331 $ 302 $ (29) EBITDA Margin 32.8% 29.9% -290bp See appendix for non-GAAP metric reconciliation.

Versum COMBINED - Form 10 FY15 improvement driven by improved pricing/mix, higher volumes and lower costs offsetting unfavorable currency FY13 FY14 FY15 Sales $ 853 $ 943 $ 1,009 Adj Operating Income $ 86 $ 163 $ 244 Op Margin 10.1% 17.2% 24.1% Adj EBITDA $ 145 $ 224 $ 302 EBITDA Margin 17.0% 23.7% 29.9% FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation.

SIGNIFICANT CASH GENERATION Adj EBITDA = June 30 2016 TTM for EMD as reported within MT of $344, minus $20 as estimate of adjustments to Versum standalone, minus $11 million of EBITDA for products staying with APD – see appendix for reconciliation Est. Interest = assumes $1.15 billion debt at 6% ($ million) Adj EBITDA $313 Est. Interest $69 Est. Cash Taxes $50 Est. Maintenance Capex $15 Est. Distributable Cash Flow $180 Est. Growth Capex $15 Est. Free Cash Flow (before dividend) $165

Materials SEGMENT FY15 improvement driven by higher volumes, improved pricing/mix and lower costs offsetting unfavorable currency FY13 FY14 FY15 Sales $ 628 $ 640 $ 743 Adj Operating Income $ 83 $ 125 $ 214 Op Margin 13.3% 19.5% 28.7% Adj EBITDA $ 140 $ 179 $ 263 EBITDA Margin 22.3% 28.0% 35.4% FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation.

Delivery Systems & Services segment FY15 results impacted by lower volumes offsetting improved pricing/mix and lower costs FY13 FY14 FY15 Sales $ 224 $ 303 $ 266 Adj Operating Income $ 20 $ 58 $ 49 Op Margin 8.8% 19.0% 18.5% Adj EBITDA $ 21 $ 64 $ 57 EBITDA Margin 9.4% 21.1% 21.6% FY15 Versum Combined Financials, as reported in Form 10. See appendix for non-GAAP metric reconciliation.

Additional Items - #1 Corporate Segment Includes certain administrative costs associated with operating a public company, non-core operating activities, foreign exchange gains and losses, and other income and expense that cannot be directly associated with business segments. $19 million of costs, excluding non-GAAP items, in 2015 Customers Top 20 customers accounted for 80% of sales Top 3 (Samsung, tsmc, Intel) accounted for 45% of sales Capex Averaged about $25 million annually over the last three years Maintenance capex and Growth capex about half each Raw Materials No single raw material is greater than 4% of COGS About 40% of Materials Segment COGS R&D - Six R&D facilities in the US and Asia Overall, about 4% of sales Within Advanced Materials, 10-15% of sales Approx. 1330 patents and 200 research scientists, lab technicians and engineers

Additional Items - #2 Distribution Ratio – to be determined Restructuring Charges 2015 = $22 million related to business reorganization and cost reduction actions 2014 = $1 million related to business reorganization and cost reduction actions 2013 = $74 million related to business restructuring and cost reduction actions and $59 million related to our exit from the photovoltaic market Separation Agreement Will contain the principles governing the internal reorganization and specify the terms of the distribution Will also include - Transition Services Agreement (TSA), a Tax Matters Agreement, an Employee Matters Agreement, Intellectual Property Matters Agreement, and certain leases and utility, supply and toll manufacturing contracts TSA – for a limited time, generally for no longer than 12 to 24 months Limited environmental liabilities <$1 million of environmental liabilities associated with one site will transfer to Versum Air Products will retain liabilities and future exposure associated with all other sites Limited pension liabilities Most Versum employees will be covered by a Versum defined contribution plan Approximately $25 million of net pension liabilities will transfer to Versum

Leadership Seifollah Ghasemi Director and Non-executive Chairman Guillermo Novo President and Chief Executive Officer and Director George Bitto Senior Vice President and Chief Financial Officer Patrick F. Loughlin Senior Vice President Operations and Supply Chain Michael W. Valente Senior Vice President Law and Human Resources, General Counsel, and Secretary

Appendix Slides

Appendix – Non GAAP Metrics